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On December 22, 2021, Syniverse Corporation released a video podcast with Carrier segment President John McRae, discussing the business’s opportunities from 5G. The transcript of the podcast is provided below.

Stanley Martinez:

Hello, I’m Stanley Martinez, vice president of investor relations at Syniverse. And with me today is John McRae, president of Syniverse’s carrier segment. John, thanks for joining me.

John McRae:

Stanley, thank you for having me. I’m really excited about the opportunity to talk about Syniverse and the carrier business.

Stanley Martinez:

So, John, can you first explain who Syniverse is and why it’s critical to powering the connected world and the digital economy?

John McRae:

Yeah, certainly. Syniverse is a unique company that sits right in the middle of the mobile ecosystem. We are truly the trusted intermediary between the 800 carriers around the globe. They really look to us to make sure that the ecosystem works seamlessly, across. And really we’re the only company right now in the world that can operate, provide the interoperability and the seamless connectivity at large scale.

John McRae:

You know, it all started about three decades ago. Okay. We’ve been around for 30 years and really, through the three decades, we’ve really focused on helping our carrier and enterprise customers move through the technology transitions from 1G through 4G, and now we’re getting ready to go into 5G. So we’re really excited about it.

John McRae:

When you look back at our history all the way back to the late 1980s, we developed 1G analog roaming in the US. So people could now use their phones mobile, nationwide. They could make calls. As we moved into 3G and into 4G, we provided the first global IPX network that connected carriers across the globe which allowed us to now do mobile data roaming, which really launched a big wave there.

John McRae:

We in the simplest sense of the terms, right? We take it when you travel, you’ve got signaling, you’ve got to connect, you have to have authorization, you have to have billing and you have to do that quickly and at scale. And we’re able to provide that. Without that it simply doesn’t work. So we like to say we make mobile work, right?

John McRae:

And I think the other key thing, that’s a part of it, as I mentioned earlier, our IPX network, our inner packet exchange network. That really connects enterprises and customers across the globe. And so like, we are really the world’s most connected company when you think about the eight billion devices that we can touch on a daily basis.

Stanley Martinez:

That’s great. John, you mentioned that Syniverse makes mobile work and is the world’s most connected company. Could you provide a real life example that shows consumers how they benefit and how carriers benefit from Syniverse’s products and services?

John McRae:

Certainly. So let me give you an example. Let’s say the world’s an ocean, right? And a carrier is an island in the middle of that ocean. Well, there’s a 800 islands around there and you’re on island A and I’m on island B. And you want to send me a text message? How does that happen? Because those, they don’t connect. That’s what Syniverse does we connect it. So when you go to send that message to island A from island B, we get there. Now let’s say you decide that you want to come visit me on island A and you land and you turn your phone on, how does it work? Well Syniverse is the company that authorizes the phone, creates it, allows you to bill, lets it connect. So, when you’re on island A, you feel like you’re home there’s no difference your roaming is there.

John McRae:

So that’s really it. And when you stop and you think about 8 billion devices, 800 carriers. The complexity of that gets enormous fast. Syniverse makes that simple. We simplify the complexity to make it work for our customers and their subscribers.

Stanley Martinez:

Fascinating. And moving onto carriers transitioning to 5G. How does Syniverse enable the proliferation of 5G and how is Syniverse uniquely positioned to make 5G a reality for its carrier customers?

John McRae:

Yeah. Well look, simply put there’s no company out there in the space that has the breadth and depth of products and solutions that Syniverse can offer the industry. As carriers are planning to move into 5G, key example is they need their 3G spectrum, they need to repurpose it. Right? Sounds logical. The problem is your roaming revenue when people are coming in is dependent on that 3G voice. We have a solution called evolve mobility that allows them to still repurpose that spectrum and not lose their roaming revenue. Another key piece of it as they move through, 5G is happening in stages.

John McRae:

First stage is what’s basically known as 5G non-standalone. Which is really just the radio towers out there are 5G, but the back-end is all a 4G core. We provide all the services to make that work on the 4G core, whether it be this signaling, whether it be the authorization, whether it be the clearing and settlement. We make that work today and it’s the IPX connections that we have that make it work seamlessly.

John McRae:

Now, as they move into standalone 5G. That’s basically where you have now not only the radio tower, but the whole back-end or core is now 5G. What are they going to need from us? Well, we made the investment to create our own 5G signaling, right? That’s really important because now we can customize it to make sure it meets our customer’s needs. We also provide the security protocols that’ll be needed on the edge so they can get that full, seamless, secure connectivity, and fully taken of what 5G has to offer. The other key part that we do there for them is the clearing and settlement on the 5G.

We have been a leader in that area for years. We are the leading clearinghouse in the mobile space that clears and settles for the operators. And so that becomes really important so that customers can monetize where we’re at.

John McRae:

So we have the proven track record, as I said before, of moving carriers through different technology changes. And we are really well positioned to do that in 5G. And as a matter of fact, Kaleido has put us as the number one vendor out of 35 that are out there that can help carriers move through that ecosystem, changed in the ecosystem.

Stanley Martinez:

So, how does Syniverse’s unique position as the trusted neutral intermediary and the mobile communications value chain benefit your carrier customers?

John McRae:

Yeah, so look, I think it’s really important. We’ve been in this space for three decades, right? We’ve been here, we’ve helped enterprises be able to learn and start to communicate into the ecosystem. And basically, our foundation as our P2P network for sending person-to-person messages, it the largest in the world, we send more traffic than anybody else. We’ve been able to use that as a foundation with the carriers to go and build basically what we call XMS IP, which really allowed enterprises to exchange directly into and with carriers and operators, creating kind of the A2P message that exists today.

John McRae:

We then leveraged that and created 10 DLC. Now 10 DLC is the up and coming thing in the industry. It’s driving a lot of value. All that really is, is it’s 10 digit long code. So, when an enterprise sends a customer, instead of coming on a short code, it comes as a normal telephone number.

John McRae:

So, we really were the first to come out with that. We’re the only company that has direct connects to all the major North American carriers. So, we have the ability to ensure we can provide the highest quality of service for our enterprise customers through those carrier relationships. And again, when you look at where we are, and as I mentioned earlier, Kaleido has put us out there as the top vendor that can help with these transitions in there. And on an annual basis, remember we do more than 2.2 trillion billable transactions a year, and that puts us at the top space for clearing and settlement.

Stanley Martinez:

Wow. So, what market trends will act as tailwinds for your business and why are you well positioned to benefit from those tailwinds?

John McRae:

Well look, the tailwind, the biggest one is 5G. It’s not a secret. But what really drives that is the number of devices, the amount of data and the speed that people are going to want is going to drive consumption through. We’re well positioned because of our strong IPX network we have, as well as the other services that we can provide to make sure that larger amounts of traffic are going through, go through seamlessly and at five-nines quality. So, we are known in the industry for having the largest breadth, the best connected and the highest quality network out there. And we leverage that every day for our customers.

Stanley Martinez:

Great, great. So how will the Syniverse business change as networks evolve from 4G to 5G?

John McRae:

Well, I mean, as I kind of stated earlier, the first immediate effect we have is more traffic going across our networks. But I think the real driving change is what we’re going to see is the change in the ecosystem, because we’re now able to develop and drive new products for IOT devices, right? We’re able to support our customers through our new signal and gateways, the security proxies that are out there are much more secure for them, the policies and capability tools that we provide, our analytics and business intelligence, all will drive great value to our customers and their subscribers.

John McRae:

You know, the other market dynamic or really that’s out there, is that with 4G, we play a role, right? And we’re key in that system. But when we move to 5G, it’s like on steroids because of the speed and with the speed comes more consumption, more data moving.

John McRae:

So all of these tools that we’ve developed over the last 30 years that have been foundational apply to the 5G world is we’ve upgraded them to make sure our customers don’t feel any change from the impact and can seamlessly move through it.

John McRae:

And so, one of the key things that we really do for our customers though, is our clearing and settlement, as I talked about it. They’re spending billions of dollars investing in it, right? When you look at it, there’s a new payment protocol out there called billing and clearing evolution. Syniverse sat on the GSMA board that helped develop those standards. We actually led the board. We were the first company to come out with a new BCE clearing platform. And ours is blockchain enabled, which drives security across, drives trust across, this is going to be critical for the carriers so that they can monetize these investments. And we are the first to market with BCE platform, and we have more installations than anybody else and we really plan on just continuing to drive that.

Stanley Martinez:

So, volumes, a global scale and scope with security?

John McRae:

Yep.

Stanley Martinez:

Sounds fascinating. Thank you very much, John. It’s a pleasure.

John McRae:

Thank you very much, Stanley. I appreciate it.

Stanley Martinez:

All right.

Forward-Looking Statements

This briefing may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates and projections of the businesses of MBAC or Syniverse may differ from their actual results and consequently you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance of MBAC and Syniverse and anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction and the timing of the completion of the proposed transaction.

These forward-looking statements are not guarantees of future performance, conditions, or results, and involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of MBAC and Syniverse and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the inability to complete the transactions contemplated by the agreement and plan of merger with respect to the proposed transaction (the “Merger Agreement”), including due to failure to obtain approval of the stockholders of MBAC or other conditions to closing in the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the parties following announcement of the Merger Agreement and the proposed transactions contemplated thereby; (3) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the post-combination company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (4) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transactions contemplated thereby; (5) risks related to the uncertainty of the projected financial information with respect to Syniverse; (6) the inability to obtain or maintain the listing of the post-acquisition company’s Class A Stock and public warrants on the NYSE following the proposed business combination; (7) risks related to the post-combination company’s ability to raise financing in the future; (8) the post-combination company’s success in retaining or recruiting, or changes required in, our officers, key employees or directors following the proposed business combination; (9) our directors and officers potentially having conflicts of interest with our business or in approving the proposed business combination; (10) intense competition and competitive pressures from other companies in the industry in which the post-combination company will operate; (11) the business, operations and financial performance of Syniverse, including market conditions and global and economic factors beyond Syniverse’s control; (12) the effect of legal, tax and regulatory changes; (13) the receipt by MBAC or Syniverse of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed business combination; (14) the risk that the proposed business combination disrupts current plans and operations of MBAC or Syniverse as a result of the announcement and consummation of the transactions described herein; (15) costs related to the proposed business combination; (16) changes in applicable laws or regulations; (17) the possibility that MBAC or Syniverse may be adversely affected by other economic, business, and/or competitive factors; (18) the amount of redemption requests made by MBAC’s public stockholders; (19) the impact of the continuing COVID-19 pandemic on MBAC, Syniverse and Syniverse’s projected results of operations, financial performance or other financial metrics or on any of the foregoing risks; and (20) other risks and uncertainties disclosed in MBAC’s preliminary proxy statement, including those under “Risk Factors,” and other documents filed or to be filed with the SEC by MBAC.

MBAC and Syniverse caution that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Syniverse and MBAC do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction, MBAC has filed a preliminary proxy statement and plans to file a definitive proxy statement with the SEC. MBAC’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, THE AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN FILED IN CONNECTION WITH THE PROPOSED TRANSACTION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT MBAC, SYNIVERSE AND THE PROPOSED TRANSACTION. When available, the definitive proxy statement will be mailed to the stockholders of MBAC as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at http://www.sec.gov, or by directing a request to: M3-Brigade Acquisition II Corp., 1700 Broadway – 19th Floor, New York, New York 10019.

Participants in the Solicitation

MBAC and its directors and executive officers may be deemed participants in the solicitation of proxies of MBAC’s stockholders with respect to the proposed transaction. A list of those directors and executive officers and a description of their interests in MBAC will be filed in the proxy statement for the proposed transaction and available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed transaction when available.

Syniverse and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of MBAC in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement for the proposed business combination.

No Offer or Solicitation

This briefing shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This briefing shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.